                                                                     EXHIBIT 2.1


                    ASSIGNMENT FOR THE BENEFIT OF CREDITORS

         ASSIGNMENT, made on May 4th, 1998, between STANDARD BRANDS OF AMERICA, INC., A FLORIDA CORPORATION, with its former principal place of business at 2199 W. Atlantic Boulevard, Pompano Beach, FL 33069 (hereinafter "Assignor") and MICHAEL E. MOECKER AND MICHAEL MOECKER & ASSOCIATES, INC., whose address is 3123 Commerce Parkway, Miramar, FL 33025 (hereinafter "Assignee").

         WHEREAS, the Assignor has been engaged in the business of retail sales of electronic equipment and appliances.

         WHEREAS, the Assignor is indebted to creditors, as set forth in Schedule A annexed hereto, is unable to pay its debts as they become due, and is desirous of providing for the payment of its debtors, so far as it is possible by an assignment of all of its assets for that purpose.

         NOW, THEREFORE, the Assignor, in consideration of the Assignee's acceptance of this Assignment, and for other good and valuable consideration, hereby grants, assigns, conveys, transfers, and sets over, unto the Assignee, his successors and assigns, all of its assets, except such assets as are exempt by law from levy and sale under an execution, including, but not limited to, all real property, fixtures, goods, stock, inventory, equipment, furniture, furnishings, accounts receivable, bank deposits, cash, promissory notes, cash value and proceeds of insurance policies, claims and demands belonging to the Assignor, wherever such assets may be located (collectively the "Estate"), which assets are, to the best knowledge and belief of the Assignor, set forth on Schedule B annexed hereto.

         The Assignee shall take possession and administer the Estate in accordance with the provisions of Chapter 727, Florida Statutes, and shall liquidate the assets of the Estate with reasonable dispatch and convert the Estate into money, collect all claims and demands hereby assigned as may be collectible, and pay and discharge all reasonable expenses, costs, and disbursements in connection with the execution and administration of this Assignment from the proceeds of such liquidation and collections.

         The Assignee shall then pay and discharge in full, to the extent that funds are available in the Estate after payment of administrative expenses, costs, and disbursements, all of the debts and liabilities now due from the Assignor, including interest on such debts and liabilities. If funds of the Estate shall not be sufficient to pay such debts and liabilities in full, then the Assignee shall pay from funds of the estate such debts and liabilities, on a pro rata basis and in proportion to their priority as set forth in Section 727.114, Florida Statutes.

         In the event that all debts and liabilities are paid in full, any funds of the Estate remaining shall be returned to the Assignor.

         To accomplish the purposes of this Assignment, the Assignor hereby appoints the Assignee its true and lawful attorney, irrevocable, with full power and authority to do all acts and things which may be necessary to execute the Assignment hereby created; to demand and recover from all persons all assets of the Estate; to sue for the recovery of such assets; to execute, acknowledge, and deliver all necessary deeds, instruments, and conveyances; and to appoint one or more attorneys under him to assist him in carrying out his duties hereunder.

         The Assignor hereby authorizes the Assignee to sign the name of the Assignor to any check, draft, promissory note, or other instrument in writing which is payable to the order of the Assignor, or to sign the name of the Assignor to any instrument in writing, whenever it shall be necessary to do so, to carry out the purpose of this Assignment.

         The Assignee hereby accepts the trust created by the Assignment, and agrees with the Assignor that the Assignee will faithfully and without delay carry out his duties under the Assignment.

/s/ Kathleen M. Shaw                 STANDARD BRANDS OF AMERICA, INC.
------------------------------       a Florida corporation
(Signature)

Kathleen M. Shaw                     By: /s/ Edward H. McCluskey
------------------------------           ----------------------------------
(Printed Name)                           EDWARD H. MCCLUSKEY, PRESIDENT

/s/ Alan Danis
------------------------------
(Signature)

Alan Danis
------------------------------
(Printed Name)

STATE OF FLORIDA      )
                      ) SS
COUNTY OF MIAMI-DADE  )

     THE FOREGOING Assignment was acknowledged before me on May 4th, 1998, by Edward H. McCluskey, President of STANDARD BRANDS OF AMERICA, INC., a Florida corporation, as Assignor, who is personally known to me or ________________.

WITNESS my hand and official seal in the County and State last aforesaid on May 4th, 1998.






                                             /s/ JULISTA MENENDEZ
                                             ________________________________
                                             Notary Public, State of Florida



                                             OFFICIAL NOTARY SEAL
                                             JULISTA MENENDEZ
                                             NOTARY PUBLIC STATE OF FLORIDA
                                             COMMISSION NO. 00593623
                                             MY COMMISSION  ?

                          SCHEDULE A - CREDITOR LIST


I.     CREDITORS: See Exhibit A attached hereto.

II.    WAGES OWED: NONE.

III.   CONSUMER DEPOSITS: NONE.

IV.    LIST OF ALL TAXES OWED: See Exhibit B attached hereto.

V.     SECURED CLAIMS OWED: See Exhibit C attached hereto.

VI. OWNERS OR SHAREHOLDERS: Standard Brands of America, Inc., a Delaware corporation.

                          SCHEDULE B - LIST OF ASSETS


I.    NONEXEMPT PROPERTY:


1.    REAL ESTATE/LEASEHOLD INTERESTS: NONE.

2.    FIXTURES: NONE.

3.    CASH AND BANK ACCOUNTS: NONE.

4.    INVENTORY: NONE.

5.    ACCOUNTS RECEIVABLE: NONE.

6.    EQUIPMENT: NONE.

7.    PREPAID EXPENSES: NONE.

8.    OTHER - Check from BellSouth, in the amount of $18.73 (credit on account).


II.   EXEMPT PROPERTY: NONE.

                                  EXHIBIT "A"


CREDITOR                                                                 AMOUNT
--------                                                                 ------

A & E Truck Service, Inc.............................................     18.95
2665 South Street
Fort Myers, FL 33901

Accent Business Products.............................................    371.00
P.O. Box 60011
Fort Myers, FL 33906

Ace Business Forms, Inc..............................................  5,997.22
7140 N.W. 47th Place
Lauderhill, FL 33319

Acoustic Research....................................................     24.37
IJI Specialty Audio, Inc.
535 Getty Court
Building A
Benicia, CA 94510

ADT Security Systems, Inc............................................  7,880.50
122 North Jefferson St
Jacksonville, FL 32204

Aetna Life Insurance and Annuity.....................................    180.00
ALIAC Pension Customer Service
P.O. Box 150403
Hartford, CT 06115-0403

Airborne Express.....................................................  1,066.31
P.O. Box 662
Seattle, WA 98111

All Broward Window Cleaning, Inc.....................................    206.70
P.O. Box 9093
Pembroke Pines, FL 33084

All Service Refuse...................................................    344.16
825 N.W. 31st Avenue
Fort Lauderdale, FL 33311

CREDITOR                                                     AMOUNT
--------                                                   ----------
All Star Gas of Ft Myers................................      127.50
6210 Plaza Drive
Ft Myers, FL 33905

American Business Communication.........................   29,033.75
Page Now
16500 N.W. 52nd Avenue
Miami, FL 33014

American Express Centurion..............................      215.45
P.O. Box 630001
Dallas, TX 75363

American Express Travel Related Services................      499.00
  Company, Inc.
Account No. 409-594-118-3
P.O. Box 53773
Phoenix, AZ 85072-3773

American Realty Consultants, Inc........................      357.60
8220 State Road 84
Davie, FL 33324

AT&T....................................................       44.17
Account No. 015 004 4298 001
P.O. Box 914500
Orlando, FL 32891-4500

AT&T....................................................        1.26
Account No. 730 511 5933 001
P.O. Box 914000
Orlando, FL 32891-4000

AT&T Wireless Long Distance.............................        1.97
Account No. B42-954-980-1404-0-0
P.O. Box 30247
Tampa, FL 33630-3247

AT&T Wireless Long Distance.............................       29.56
Account No. B42-954-850-7885-0-7
P.O. Box 945800
Maitland, FL 32794-5800

CREDITOR                                                    AMOUNT
--------                                                  --------
Atlantic Ford Truck Sales, Inc. .......................   5,037.12
c/o Arthur J. Furia, Esq.
Holtzman, Krinzman, Equels & Furia
2601 South Bayshore Drive
Suite 600
Miami, FL 33133

Bank One ...............................................     96.00
P.O. Box 276
Dayton, OH 45401

Barnett Financial Corporation ..........................  1,787.50
740 South Federal Highway
Suite 501
Pompano Beach, FL 33062

Bell'oggetti Int'l Ltd. ................................    591.00
711 Ginesi Drive
Morganville, NJ 07751

BellSouth ..............................................     92.21
Account No. 954-979-4579
P.O. Box 33009
Charlotte, NC 28243-0001

Bellsouth Mobility .....................................    524.83
Account No. 954-850-7885
P.O. Box 407148
Fort Lauderdale, FL 33340-7148

Bellsouth Mobility .....................................
Account No. 954-850-7885
P.O. Box 407148
Fort Lauderdale, FL 33340-7148

Cisco, Inc. Collection Agency ..........................    176.61
(Bellsouth Account No. 97846 11B)
1702 Townhurst
Houston, TX 77043

Cisco, Inc. Collection Agency ..........................    140.88
(Bellsouth Account No. 972327 11B)
1702 Townhurst
Houston, TX 77043


CREDITOR                                                  AMOUNT
--------                                                  ------

Bomar Credit Corporation Collection Agency .........        506.25
(Bellsouth)
3091 Governors Lake Drive, N.W.
Building 100, Suite 350
Norcross, Georgia 30071

BFI of Florida, Inc ................................        574.36
Southeast Florida District
PO Box 912043
Orlando, FL 32891-2043

Browning-Ferris Ind. ..............................         371.00
Southeast Florida District
PO Box 912043
Orlando, FL 32891-2043

Bug Out Service ...................................         220.48
5951 Arlington Expressway
Jacksonville, FL 32211-5666

Bureau of Collection Recovery .....................       1,157.57
(BellSouth Mobility)
7525 Mitchell Road
Minneapolis, MN 55344

Cable TV of Coral Springs .........................          54.62
12409 N.W. 35th St.
Coral Springs, FL 33065

Caine & Weiner Collection Agency ..................         996.40
(Cerberus Pyrotronics)
30 Harbor Walk
Milford, CT 06460

Canon USA, Inc. ...................................      68,083.62
P.O. Box 100951
Atlanta, GA 30384

Cape Publications, Inc. ...........................     125,000.00
P.O. Noc 20099
Orlando, FL 32889-0016



CREDITOR                                                   AMOUNT
--------                                                   ------
C.B.C., Inc. Collection Agency.....................       2,713.40
(Allstate Insurance Co.)
475 Market Street
2nd Floor
Elmwood Park, NJ 07407

Citgo..............................................         291.07
1185 W. Haven Avenue
Melbourne, FL 32904

City of Cocoa......................................         136.33
Utilities Department
P.O. Box 1808
Cocoa, FL 32928-1801

City of Coral Springs..............................          75.00
2801 Coral Springs Drive
Coral Springs, FL 33065
Attn: Records Dept.-- Alarms

City of Fort Lauderdale............................          28.68
Municipal Service Bill
100 North Andrews Avenue
Fort Lauderdale, FL 33301-4130

City of Pompano Beach..............................          25.00
P.O. Drawer 1300
Pompano Beach, FL 33061

Clarklift..........................................         224.18
P.O. Box 621447
Orlando, FL 32862-1447

Coast Gas..........................................         543.96
c/o Leonard Jay Smith
P.O. Box 650219
Flushing, NY 11365-0219

Complete Business..................................         334.96
d/b/a Ikon Office Solutions
3141 Commerce Parkway
Miramar, FL  33025

CREDITOR                                                 AMOUNT
--------                                                 ------

Commercial Credit Corporation ....................... in excess of
c/o Kirkpatrick & Lockhart LLP                         $15,000.00
201 S. Biscayne Boulevard
Miami, FL 33131

Conditioned Air & Associated Contractors, 540 N.W....       39.00
165th Street
Miami, FL

Continental Cablevision .............................      167.44
P.O. Box 405700
Fort Lauderdale, FL 33340-5700

Credit Collection Services ..........................      167.44
(Mediaone - Pompano Beach)
94 Wells Avenue
Newton, MA 02159

Credit Consultants Collection Agency ................       42.61
(National Fire & Safety Corp.)
P.O. Box 8509
Naples, FL 34101

Credit Management, Inc. Collection Agency ...........      110.70
(Mediaone)
17070 Dallas Parkway
Dallas, TX 75248-1906

Credit Management, Inc. Collection Agency ...........      134.75
(Comcast Communications)
17070 Dallas Parkway
Dallas, TX 75248-1906

Credit Protection Association, Collection Agency.....       65.08
(Time Warner Cable)
P.O. Box 361016
Melbourne, FL 32936-1016

Daewoo Electronics Corp. of America .................    5,003.00
8300 N.W. 27th Street
Miami, FL

CREDITOR                                                         AMOUNT
--------                                                        --------
Day-Timers, Inc. ...........................................       28.90
P.O. Box 6168
Allentown, PA 18001-6168

Deception Control, Inc. ....................................      150.00
1885 W. Commercial Blvd.
Ft. Lauderdale, FL 33309

Decisionone Corporation.....................................    2,794.87
P.O. Box 3004
Frazer, PA 19355-0704

Denon Electronics...........................................      981.34
P.O. Box 12292
Newark, NJ 07101-5292

Detectalert Alarm Center....................................      243.80
18 West Fee Avenue
Melbourne, FL 32901-4418

Don Olson Truck Tire Centers................................       22.21
P.O. Box 7847
Clearwater, FL 34618-7847

Dun & Bradstreet Information Services.......................      104.94
P.O. Box 95915
Chicago, IL 60694-5915

Duval County................................................    1,416.55
City of Jacksonville
231 E. Fortsyth Street
Room 130
Jacksonville, FL 32202-3370

EDP Supply South, Inc. .....................................    1,595.18
641 N.E. 33rd Street
Pompano Beach, FL 33064

Empire Gas Inc. of Jacksonville.............................      536.04
8374 New Kings Road North
Jacksonville, FL 32219-3614

Equifax Check Services, Inc. ...............................    9,762.34
P.O. Box 30038
Tampa, FL 33630-3038

CREDITOR                                                     AMOUNT
--------                                                   -----------
Eveready Battery Co.....................................      3,762.88
3675 Crestwood Parkway
Suite 300
Duluth, GA 30136

Florida Dept. of Revenue................................   *292,293.00
State of Florida
5050 W. Tennessee Street
Tallahassee, FL 32399-0125

FPL.....................................................      9,668.00
General Mail Facility
Miami, FL 33188-0001

Flower Box..............................................         75.58
2155 Sarno Road
Melbourne, FL 32935

Frigidaire Open Account.................................      2,500.00
P.O. Box 905276
Charlotte, NC

The Florida Times Union.................................    125,561.00
One Riverside Avenue
Post Office Box 1949
Jacksonville, FL 32231

Ft. Myers Broadcasting Co...............................       ,015.00
P.O. Box 1060
Ft. Myers, FL 33902

GE Appliances...........................................        222.00
GECF Southeast Region
Southeast Service Center
P.O. Box 19187
Jacksonville, FL 32245

Garage Doors of Naples..................................         47.70
5 Twelfth Street North
Naples, FL 34102

Gemini..................................................      1,895.16
P.O. Box 10111
Church Street Station
New York, NY 10259-0111

CREDITOR                                                AMOUNT
--------                                                ------
General Electric Company............................     329.27
GE Appliances - Retail
P.O. Box 102336
Atlanta, GA 30368-0336

Godwins Booke & Dickenson...........................   1,835.00
13535 Feather Sound Drive
Suite 600
Clearwater, FL 34622-5545

Gold Coast Lighting & Electric Contractors, Inc. ...   3,885.66
P.O. Box 935170
Margate, FL 33093-5170

Great American Leasing Corp. .......................     133.13
P.O. Box 10426
Des Moines, IA 50306-0426

GT Air & Appliance..................................      65.00
Address Unknown

Hearts & Flowers....................................     103.88
11471 W. Sample Rd.
Coral Springs, FL 33065

Horowitz & Knoch CPA, P.A. .........................   1,255.40
481 E. Hillsboro Boulevard
Suite 100A
Deerfield Beach, FL 33441

HRSI Merchant Billing...............................     985.59
P.O. Box 80088
Salinas, CA 93912-0088

IJI Home Speaker Division...........................  40,892.89
P.O. Box 71993
Suite 400
Chicago, IL 60694-1993

Industrial Air Conditioning & Refrigeration, Inc. ..   5,279.95
8450 N.W. 6th. Ct.
Miami, FL 33150


CREDITOR                                       AMOUNT
--------                                       ------
Interlect Distributors.....................   2,208.85
Address Unknown

Intermedia Communications                        45.36
P.O. Box 915238
Orlando, FL 32891-5238

Intuit.....................................      41.48
Dept 7834
Los Angeles, CA 90084-7834

Jacksonville Electric Authority............   2,516.30
21 West Church Street
Jacksonville,.FL 32202-3139

JASCO Products Co., Inc....................   2,848.50
P.O. Box 466
Oklahoma City, OK 73101

JBL Consumer Products......................   2,262.54
80 Crossways Park West
Woodbury, NY 11797

Just In Time Distributors, Inc.............     223.75
150 Spartan Drive
Maitland, FL 32751

Kertz Security Systems.....................     320.01
Corporate Headquarters
1830 W. Broward Blvd.
Ft. Lauderdale, FL 33312

Kirk Nationalease Daily Rental, Inc........     330.67
800 Vandemark Road
Sidney, OH 45365-4369

LDC Associates.............................  53,228.00
50 South Meridian Street
Suite 200
Indianapolis, IN 46204

LDDS Worldcom..............................   3,895.96
P.O. Box 96022
Charlotte, NC 28296-0022


CREDITOR                                           AMOUNT
--------                                           ------
Lee County Electric Cooperative, Inc............  2,296.76
P.O. Box 3455
North Fort Myers, FL 33918-3455

Lee County Utilities............................    490.00
2172 McGregor Boulevard
P.O. Box 2737
Fort Myers, FL 33902-2737

Magic Chef......................................  1,337.00
Address Unknown

Master Locks & Safe.............................     45.00
134 East Palm Drive
Margate, FL 33063

MCB Collection Services, Inc....................    156.40
(City of Cocoa)
P.O. Box 9
Vero Beach, FL 32961-0009

Merchant's Association (of Fla., Inc.)..........     37.28
20401 N.W. 2nd Avenue Ste. #310
Miami, FL 33169

Metropolitan Life Insurance Co..................     00.00
One Madison Avenue
New York, NY 10010

Micro-Trim......................................    821.46
3613 W. Macarthur Boulevard
#604
Santa Ana, CA 92704

Mid-America Management Corp.....................  8,786.25
1100 Eaton Center
1111 Superior Avenue
Cleveland, OH 44114-2525

Milner Business Products........................  1,441.34
3625 Park Central Blvd. North
Pompano Beach, FL 33064


CREDITOR                                          AMOUNT
--------                                          ------
MJA Technologies.............................     342.00
790 S. Military Trail
Deerfield Beach, FL 33442

Monster Cable Products.......................      90.33
274 Wattis Way
South San Francisco, CA 94080-676

Mother's Citgo...............................     176.52
1101 N.W. 31st Avenue
Pompano Beach, FL 33069

Naples Daily News............................   6,661.00
1075 Central Avenue
P.O. Box 7009
Naples, FL 33941

Naples Daily News............................  69,242.70
P.O. Box 10549
Naples, FL 33941-0549

National Lift Truck Service..................   4,725.12
7710 N.W. 74th Avenue
Medley, FL 33166

Nationwide Credit, Inc.......................     979.74
12500 E. Iliff Avenue
Aurora, CA 80014

News and Sun-Sentinel........................  48,000.00
200 E. Las Olas Boulevard
Fort Lauderdale, FL 33301

Novus Services...............................
P.O. Box 28543
Columbus, OH 43228-0543

Now Hear This Inc............................     192.98
535 Getty Court
Building A
Benicia, CA 94510

Office Depot Card Plan.......................     609.95
P.O. Box 182378
Columbus, OH 43218-2378


CREDITOR                                                    AMOUNT
--------                                                    ------
Office Depot Credit Plan.................................. 1,444.54
Dept. 56-4100900124
Salt Lake City, UT 84130-0292

Office Specialists........................................   543.50
14875 N.W. 77th Avenue Ste. #202
Miami, FL 33014

Oldds Communications......................................   625.10
Address Unknown

Our Father................................................ 2,125.00
Address Unknown

Page Now..................................................    81.55
16500 N.W. 52nd Avenue
Miami, FL 33014

Palm Beach Newspaper......................................18,760.00
265 Royal Ponciana Way
Palm Beach, FL 33480

Peerless Industries, Inc..................................50,306.00
1980 Hawthorne Avenue
Melrose Park, IL 60160

Penske Truck Leasing Co...................................   172.46
P.O. Box 105040
Tucker, GA 30085-5040

Pest Relief, Inc..........................................    31.80
1021 N.E. 43 Street
Oakland Park, FL 33334

Phillips & Jacobs, Inc.................................... 2,228.30
d/b/a Prime Source Corporation
3991 Commerce Pkwy.
Miramar, FL 33025

Pilgrim Mat Services......................................    75.15
1321 53rd Street
West Palm Beach, FL 33407

CREDITOR                                              AMOUNT
--------                                            ----------
Radcliffe, Jeff..................................        70.00
11546 51st Court North
Royal Palm Beach, FL 33411

Rangaire & Company...............................     5,983.53
P.O. Box 177
Ceburne, TX 760333

Res Marketing Inc................................     3,930.72
4909 West Nassau Street
P.O. Box 24655
Tampa, FL 33623-4655

Roadway Package System...........................       321.91
Dept. 40601
Atlanta, GA 31192-0601

Rochester Midland................................        31.80
10525 Randleman Road
Randleman, NC 27317

Rose Picker, Trustee.............................     5,197.00
1120 Royal Palm Beach Boulevard
#290
Royal Palm Beach, FL 33411

Saia Motor Freight Line, Inc.....................       834.14
11405 N.W. 36th. Avenue
Miami, FL 33167

Sansui USA, Incorporated.........................   320,234.98
c/o Drennan Taylor and Associates, Inc.
813 South Church Street
Second Floor
Murfreesboro, TN 37130

Sarasota Herald Tribune..........................     6,533.00
P.O. Drawer 1719
Sarasota, FL 34236

Se-Kure Controls, Inc............................       109.00
3714 Runge Street
Franklin, IL 60131-1112

CREDITOR                                               AMOUNT
--------                                               ------
Sensormatic Electronics Corporation..................  4,165.70
P.O. Box 75050
Charlotte, NC 28275

Service Office Supply................................     67.47
2813-B1 Industrial Plaza
Tallahassee, FL 32301

Shintom West Corp. of America........................  5,122.00
20435 S. Western Avenue
Torrance, CA 90501

Sidcor 50/50 Associates.............................. 21,311.00
4930 W. Oakton Street
Skokie, IL 60077

Signs & Things.......................................    171.35
3629 Progress Ave.
Naples, FL 34104

Southern Bell........................................    379.99
P.O. Box 105373
Atlanta, GA 30348

Southern Sanitation Service..........................  2,757.52
3831 N. Powerline Rd
Pompano Beach, FL 33073-3002

Sprint...............................................  1,308.00
Account No. 941-263-7667
P.O. Box 263
Department 346
Kansas City, MO 64193-0346

Sprint...............................................    127.51
Account No. 941-200-1474
United Telephone
P.O. Box 153000
Altamonte Springs, FL 32715-3000

Sprint...............................................  1,323.71
Account No. 941-263-7667
United Telephone
P.O. Box 153000
Altamonte Springs, FL 32715-3000

CREDITOR                                                     AMOUNT
--------                                                     ------
Sprint..................................................     178.60
Account No. 941-793-2347
United Telephone
P.O. Box 153000
Altamonte Springs, FL 32715-3000

Sprint..................................................     454.31
Account No. 941-793-4482
United Telephone
P.O. Box 153000
Altamonte Springs, FL 32715-3000

Standard & Poor's.......................................     925.00
2199 West Atlantic Boulevard
Pompano Beach, FL 33069-2631

SunTrust Bank South Florida, N.A........................      55.00
6417-417007986
P.O. Box 405100
Ft. Lauderdale, FL 33340-5100

Super Transport, Inc....................................     668.00
P.O. Box 3054
Boca Raton, FL 33431-0954

SW FL Polygraph Exam, Inc...............................      80.00
12734 Kenwood Lane S.W.
Suite 18
Fort Myers, FL 33907

Tape Products Company...................................     122.36
11630 Deerfield Road
P.O. Box 42413
Cincinnati, OH 45242

Technophone Corp........................................     814.00
1801 Penn Street
Suite 3
Melbourne, FL 32901

Telecheck...............................................     205.50
Reference 0396185031018
5251 Westheimer
Houston, TX 77056


CREDITOR                                                AMOUNT
--------                                               ---------
Terk Technologies Corp. ............................    7,347.40
Address Unknown

The CIT Group/Commercial ...........................      137.10
1200 South Pine Island Road
Plantation, FL 33324

The Florida Times Union ............................   12,806.00
Bullseye Marketing
One Riverside Avenue
P.O. Box 1949
Jacksonville, FL 32231

Thomson Consumer Electronics .......................    8,982.00
10330 N. Meridian Street
Mail Drop INH 230
Indianapolis, IN 46290-1024

Treasurer State of Maine ...........................   11,960.00
State House Station 11-A
Augusta, ME 04333

Tyler Software Inc. ................................       28.58
4625 East Bay Drive
Suite #201
Clearwater, FL 34624

United Creditors Alliance Corporation ..............    1,433.70
  Collection Agency
(Office Depot)
670 Morrison Road
Gahanna, OH 43230

United Telephone of FL .............................      317.17
P.O. Box 153000
Altamonte Springs, FL 32715-3000

UPS Truck Leasing, Inc. ............................      750.18
3600 N.E. 5th. Avenue
Ft. Lauderdale, FL

Value Software Corp. ...............................      783.66
250 Australian Avenue Southe
Box 1110
West Palm Beach, FL 33401

CREDITOR                                                    AMOUNT
--------                                                  -----------
Wallenbrocks...........................................        207.68
1870 Boy Scout Drive
Suite #301
Ft. Myers, FL 33907

Warrentech CPS, Inc....................................   $312,000.00
c/o Elizabeth Bohn, Esq.
Jorden, Burt, Berenson & Johnson LLP
777 Brickell Avenue
Suite 500
Miami, FL 33131

Waste Management of Collier............................      1,476.26
4500 Exchange Ave.
Naples, FL 34104-7025

WBBH-TV 20.............................................      1,259.00
P.O. Box 4605
Ft. Myers, FL 33918

Western Waste Industries...............................        337.18
P.O. Box 2880
Torrance, CA 90509-2880

Whirlpool..............................................        202.95
P.O. Box 905446
Charlotte, NC 28290-5446

Whirlpool Corp.........................................        204.69
P.O. Box 70111
Chicago, IL 160673-0111

WJXT-TV 20.............................................      1,001.00
1851 Southampton Road
Jacksonville, FL 32207

WPLG-TV................................................      1,749.00
3900 Biscayne Blvd.
Miami, FL 33137

WTVJ-TV.................................................     6,592.00
316 N. Miami Avenue
Miami, FL 33128

CREDITOR                                     AMOUNT
--------                                     ------
WZVN - Channel 7..........................   2,040.00
P.O. Box 7087
3719 Central Avenue
Fort Myers, FL 33911-7087

                                  EXHIBIT "B"


CREDITOR                                                        AMOUNT
--------                                                        ------
Broward County Revenue Department.......................     in excess of
Collection Division                                              9,177.16
Governmental Center Annex
115 S. Andrews Avenue
Fort Lauderdale, FL 33301

Lee County Tax Collector................................         1,620.20
P.O. Box 1609
Ft. Myers, FL 33902-1609

Lynwood Roberts.........................................         1,523.00
Duval County Tax Collector
Tangible Personal Property Taxes Division
231 E. Forsyth Street
Room 130
Jacksonville, FL 32202-3370

Rod Northcutt...........................................           102.74
Tangible Personal Property Taxes Division
Brevard County Tax Collector
P.O. Box 2500
Titusville, FL 32781-2500

State of Florida........................................        26,156.76
Department of Labor and Employment Security
Division of Unemployment Compensation
Bureau of Tax
Caldwell Building
Tallahassee, FL 32399-0218

State of Florida........................................          unknown
Department of Revenue
Sales and Use Tax
5050 W. Tennessee Street
Tallahassee, FL 32399-0125

                                  EXHIBIT "C"

CREDITOR                                                         AMOUNT
--------                                                     -------------
AT&T Commercial Finance Corp................................     31,253.00
2601 Flowers Road
Suite 100
Atlanta, GA 30341

Frigidaire Company..........................................  in excess of
c/o Corey B. Collins, Esq.                                     $185,248.00
Ruden, McCloskey, Smith, et al.
200 E. Broward Boulevard
Suite 1600
Fort Lauderdale, FL 33301

General Electric Capital Corporation........................  1,362,442.86
P.O. Box 19187
Jacksonville, FL 32245-9187

Maytag Corporation/Maytag Financial Services Corporation....  in excess of
c/o Eric C. Cristo, Esq.                                     $5,000,000.00
Elk, Bankier, Palmer & Christu
4800 N. Federal Highway
Suite 200-E
Boca Raton, FL 33431

Whirlpool Financial Company.................................  in excess of
c/o Jeff C. Schneider, Esq.                                    $100,000.00
Stroock & Stroock & Lavan LLP
200 South Biscayne Boulevard
First Union Financial Center
33rd Floor
Miami, FL 33131

                                OATH OF ASSIGNOR


   KNOW ALL MEN BY THESE PRESENTS, that STANDARD BRANDS OF AMERICA, INC., a Florida corporation, formerly doing business in Broward County, Florida, has executed an Assignment for the Benefit of Creditors ("Assignment") and that the true intention of the Assignment is to place in the hands of its Assignee all of its property of every description, except such property as is exempt by law from forced sale, to be divided among the creditors in proportion to their respective demands and legal rights.

WITNESSES:                                    STANDARD BRANDS OF FLORIDA,
                                              INC., a Florida corporation

/s/ Patricia A. McCluskey
----------------------------------
(Signature)


Patricia A. McCluskey                         By: /s/ Edward H. McCluskey
----------------------------------                -----------------------------
(Printed Name)                                    EDWARD H. MCCLUSKEY


/s/ Steven Candelaria
----------------------------------
(Signature)


Steven Candelaria
----------------------------------
(Printed Name)

STATE OF FLORIDA    )
COUNTY OF BROWARD   )

    BEFORE ME, the undersigned authority, duly authorized to take acknowledgements, personally appeared EDWARD H. MCCLUSKEY, President of Standard Brands of Florida, Inc., a Florida corporation, who has provided Florida Driver License No. _____________________ as identification.
    WITNESS my hand and official seal in the County and State last aforesaid on May 6, 1998.

                                        /s/ Steven Candelaria
                          [SEAL]        ----------------------------------
                                        Notary Public, State of Florida